Exhibit 10.1.9

EXECUTION VERSION

CONSENT UNDER CREDIT AGREEMENT

THIS CONSENT UNDER CREDIT AGREEMENT (this “Consent”) is made as of this 13th day of March, 2012, by and among GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GECC” and in its capacity as agent for the Lenders, together with its successors, “Administrative Agent”), the financial institutions other than GECC who are parties to this Consent (together with GECC, individually, a “Lender”, and collectively, the “Lenders”, as the context may require), AVIV FINANCING I, L.L.C., a Delaware limited liability company (together with its successors, the “Parent Borrower”) and THE OTHER BORROWERS LISTED ON SCHEDULE 1 ATTACHED HERETO (each of the foregoing entities shall be hereinafter referred to individually as “Borrower” and collectively as the “Borrowers”).

RECITALS

A. Pursuant to that certain Credit Agreement dated as of September 17, 2010, by and among the Borrowers, the Administrative Agent and the Lenders, as amended by Amendment No. 1 thereto dated as of February 4, 2011 (the “First Amendment”) and Amendment No. 2 thereto dated as of April 5, 2011 (the “Second Amendment”) (as further amended, modified and restated from time to time, the “Credit Agreement”), Lenders agreed to make available to Borrowers certain credit facilities more fully described therein. Capitalized terms used but not defined in this Consent shall have the meanings that are set forth in the Credit Agreement.

B. Pursuant to the First Amendment and that certain Indenture dated February 4, 2011 (the “Indenture”), by and among Aviv and Aviv Healthcare Capital Corporation, as issuers (the “Issuers”), the REIT Party, as guarantor, the other Guarantors named therein (including the Borrowers) and The Bank of New York Mellon Trust Company, N.A., as trustee, the Issuers completed a Bond Financing in the aggregate principal amount of $200,000,000 (the “Initial Bond Financing”) and the Borrowers, pursuant to the Indenture, guaranteed the Initial Bond Financing.

C. Pursuant to the Second Amendment and that certain First Supplemental Indenture dated March 22, 2011 (the “Supplemental Indenture”), by and among the Issuers, the REIT Party, as guarantor, the other Guarantors named therein (including the Borrowers) and The Bank of New York Mellon Trust Company, N.A., as trustee, the Issuers completed a Bond Financing in the aggregate principal amount of $100,000,000 (the “Second Bond Financing” and together with the Initial Bond Financing, the “Existing Bond Financings”) and the Borrowers, pursuant to the Indenture, guaranteed the Second Bond Financing.

D. Pursuant to Section 2.04(d) of the Credit Agreement, Borrower may repay up to $250,000,000 (the “Permitted Prepayment Amount”) of the Loans without Prepayment Premium or penalty.

E. In connection with the Existing Bond Financings, Borrower prepaid an aggregate of $230,206,106.60 of the Permitted Prepayment Amount pursuant to Section 2.04(d) of the Credit Agreement, leaving an amount equal to $19,793,893.40 of the Permitted Prepayment Amount unused as of the date hereof (the “Unused Permitted Prepayment Amount”).

F. The Parent Borrower has informed the Administrative Agent and the Lenders that the Issuers intend to complete an add-on to the Existing Bond Financings in an amount of up to $100,000,000 (the “Add-On Bond Financing”) and that in connection with the Add-On Bond Financing, the Borrowers will be required, pursuant to the Indenture, to guarantee the Add-On Bond Financing and renewals, refinancing and extensions thereof.

G. In connection with the Add-On Bond Financing, the Borrowers intend to (i) prepay the Revolving Loans (a) pursuant to Section 2.04(d) of the Credit Agreement in an amount equal to the Unused Permitted Prepayment Amount, and (b) pursuant to Section 2.04(a) in an amount equal to a portion of the proceeds from the Add-On Bond Financing to be set forth in the notice of prepayment to be delivered pursuant to Section 5(b) of this Consent, all such payments to be applied to repay the Revolving Loans (collectively, the “Add-On Prepayment”) and (ii) obtain a release of certain Borrowers and Real Property Assets pursuant to Sections 9.12(a) and 9.13 of the Credit Agreement and desire to amend the schedules to the Credit Agreement to reflect such release.

H. After giving effect to the Add-On Prepayment, the Permitted Prepayment Amount will be fully utilized and Borrowers will have no remaining rights to prepay the Loans pursuant to Section 2.04(d) of the Credit Agreement.

I. The Parent Borrower has requested that the Lenders consent to the Add-On Bond Financing (to the extent necessary) and the Add-On Prepayment, and the Lenders are willing to consent to the Add-On Bond Financing and the guaranty by the Borrowers thereof and the Add-On Prepayment, all in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Consent, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Administrative Agent, the Lenders and the Borrowers hereby agree as follows:

1. Recitals. The foregoing recitals, including all terms defined therein, are incorporated herein and made a part hereof.

2. Consent. Notwithstanding anything to the contrary in the Credit Agreement (including, without limitation, Sections 2.04(a) and 2.04(d) of the Credit Agreement) and the other Credit Documents, the Lenders hereby consent to the Add-On Bond Financing and the guaranty thereof and the repayment of the Revolving Loans in the amount of the Add-On Prepayment by the Borrowers so long as: (i) no Default or Event of Default exists or would be caused after giving effect thereto, (ii) the documentation for the Add-On Bond Financing is in substantially the form of the Indenture and related documentation for the Second Bond Financing, (iii) each Borrower that is released from its Obligations under the Credit Agreement in connection with the Add-On Prepayment provides a subordinated guarantee of the Obligations in substantially the form of the Subordinated Subsidiary Guaranty that is currently being negotiated between the parties in connection with the amendment and restatement of the Credit Agreement and (iv) the Add-On Prepayment is applied to the Loans in the manner set forth in Section 2.04(d) of the Credit Agreement promptly upon receipt thereof. For clarification purposes, the Add-On Bond Financing shall, for all purposes of the Credit Agreement, including without limitation, Sections 2.04(d), 7.02(i) and 9.13, be deemed to be a Bond Financing under and as defined in the Credit Agreement.

2

3. Enforceability. This Consent constitutes the legal, valid and binding obligation of Borrowers, and is enforceable against each of the Borrowers in accordance with its terms.

4. Confirmation of Representations and Warranties. The Credit Parties hereby (a) confirm that all of the representations and warranties set forth in Article 5 of the Credit Agreement are true and correct with respect to such Credit Party as of the date hereof, both before and after giving effect to this Consent, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, complete and correct in all material respects on and as of such earlier date, (b) specifically represent and warrant to the Administrative Agent and the Lenders that it has the power and authority (i) to enter into this Consent and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it, and (c) specifically represent and warrant to the Administrative Agent and the Lenders that no Default or Event of Default exists would be caused after giving effect to this Consent.

5. Conditions to Effectiveness. The agreement of the Administrative Agent and the Lenders to enter into this Consent, and the effectiveness of the modifications of the Credit contemplated hereby shall be subject to each of the following:

(a) The Administrative Agent shall have received four (4) copies of this Consent duly executed by the Required Lenders and each of the Borrowers; and

(b) The Administrative Agent shall have received a notice of prepayment for the Add-On Prepayment under and in accordance with Sections 2.04(a) and 2.04(d) of the Credit Agreement and such Add-On Prepayment is made upon closing of the Second Bond Financing.

6. Costs and Fees. The Borrowers shall pay to Administrative Agent’s counsel all reasonable fees of such counsel incurred in connection with the preparation of this Consent and any related documents.

7. Effect of this Consent. Except as specifically set forth in Section 2 of this Consent, no other amendments, changes, modifications, consents or waivers to the Credit Documents are intended or implied by this Consent and in all other respects the Credit Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Consent and the other Credit Documents, the terms of this Consent shall control.

8. Affirmation. The Credit Agreement, and all other Credit Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Borrowers. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement, as amended hereby, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on the part of any Lender or the Administrative Agent which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

3

9. No Waiver or Novation. The execution, delivery and effectiveness of this Consent shall not, except as expressly provided in this Consent, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Credit Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing defaults or Events of Default under the Credit Agreement or other Credit Documents or any of rights and remedies of the Administrative Agent and the Lenders in respect of such defaults or Events of Default. This Consent (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

10. Governing Law. This Consent shall be governed by and construed in accordance with the laws of the State of Illinois.

11. Headings. Section headings in this Consent are included for convenience of reference only and shall not constitute a part of this Consent for any other purpose.

12. Counterparts. This Consent may be executed in counterparts, each of which shall be deemed to be an original, and all counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Consent by facsimile or e-mail image shall be effective as delivery of a manually executed counterpart of this Consent.

13. Severability. Any provision of this Consent which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(SIGNATURES APPEAR ON FOLLOWING PAGES)

4

Signature Page to Consent under Credit Agreement

IN WITNESS WHEREOF, the parties have caused this Consent to be executed as of the date first written above.

PARENT BORROWER:	AVIV FINANCING I, L.L.C., a Delaware limited liability company

	By:	/s/ Craig M. Bernfield
	Name:	Craig M. Bernfield
	Its:	Authorized Representative

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[AVIV – SIGNATURE PAGE TO CONSENT UNDER CREDIT AGREEMENT]

SUBSIDIARY BORROWERS:	ALAMOGORDO AVIV, L.LC., a New Mexico limited liability company
ARMA YATES, L.L.C., a Delaware limited liability company
AVIV LIBERTY, L.L.C., a Delaware limited liability company
AVON OHIO, L.L.C., a Delaware limited liability company
BENTON HARBOR, L.L.C., an Illinois limited liability company
CALIFORNIA AVIV, L.L.C., a Delaware limited liability company
CALIFORNIA AVIV TWO, L.L.C., a Delaware limited liability company
CHENAL ARKANSAS, L.L.C., a Delaware limited liability company
CHIPPEWA VALLEY, L.L.C., an Illinois limited liability company
CLAYTON ASSOCIATES, L.L.C., a New Mexico limited liability company
COLUMBIA VIEW ASSOCIATES, L.L.C., a Delaware limited liability company
COLUMBUS TEXAS AVIV, a Delaware limited liability company
COLUMBUS WESTERN AVENUE, L.L.C., a Delaware limited liability company
COMMERCE NURSING HOMES, L.L.C., an Illinois limited liability company
DENISON TEXAS, L.L.C., a Delaware limited liability company
FALFURRIAS TEXAS, L.L.C., a Delaware limited liability company
FLORENCE HEIGHTS ASSOCIATES, L.L.C., a Delaware limited liability company
FREEWATER OREGON, L.L.C., a Delaware limited liability company
FULLERTON CALIFORNIA, L.L.C., a Delaware limited liability company
GARDNERVILLE PROPERTY, L.L.C., a Delaware limited liability company
GERMANTOWN PROPERTY, L.L.C., a Delaware limited liability company
GREAT BEND PROPERTY, L.L.C., a Delaware limited liability company
HERITAGE MONTEREY ASSOCIATES, L.L.C., an Illinois limited liability company

[AVIV – SIGNATURE PAGE TO CONSENT UNDER CREDIT AGREEMENT]

HIGHLAND LEASEHOLD, L.L.C., a Delaware limited liability company
HOBBS ASSOCIATES, L.L.C., an Illinois limited liability company
HOT SPRINGS AVIV, L.L.C., a Delaware limited liability company
HOUSTON TEXAS AVIV, L.L.C., a Delaware limited liability company
HUTCHINSON KANSAS, L.L.C., a Delaware limited liability company
IOWA LINCOLN COUNTY PROPERTY, L.L.C., a Delaware limited liability company
KANSAS FIVE PROPERTY, L.L.C., a Delaware limited liability company
MANOR ASSOCIATES, L.L.C., a Delaware limited liability company
MASSACHUSETTS NURSING HOMES, L.L.C., a Delaware limited liability company
MCCARTHY STREET PROPERTY, L.L.C., a Delaware limited liability company
MISSOURI REGENCY ASSOCIATES, L.L.C., a Delaware limited liability company
MURRAY COUNTY, L.L.C., a Delaware limited liability company
N.M. BLOOMFIELD THREE PLUS ONE LIMITED COMPANY, a New Mexico limited liability company
N.M. ESPANOLA THREE PLUS ONE LIMITED COMPANY, a New Mexico limited liability company
N.M. .LORDSBURG THREE PLUS ONE LIMITED COMPANY, a New Mexico limited liability company
N.M. SILVER CITY THREE PLUS ONE LIMITED COMPANY, a New Mexico limited liability company
OHIO PENNSYLVANIA PROPERTY, L.L.C., a Delaware limited liability company
OMAHA ASSOCIATES, L.L.C., a Delaware limited liability company
ORANGE ALF PROPERTY, L.L.C., a Delaware limited liability company
PEABODY ASSOCIATES, L.L.C., a Delaware limited liability company
RATON PROPERTY LIMITED COMPANY, L.L.C., a New Mexico limited liability company
RED ROCKS, L.L.C., an Illinois limited liability company
RIVERSIDE NURSING HOME ASSOCIATES, L.L.C., a Delaware limited liability company

[AVIV – SIGNATURE PAGE TO CONSENT UNDER CREDIT AGREEMENT]

SANDALWOOD ARKANSAS PROPERTY, L.L.C., a Delaware limited liability company
SANTA ANA-BARTLETT, L.L.C., an Illinois limited liability company
SAVOY/BONHAM VENTURE, L.L.C., a Delaware limited liability company
SKYVIEW ASSOCIATES, L.L.C., a Delaware limited liability company
SOUTHERN CALIFORNIA NEVADA, L.L.C., a Delaware limited liability company
TUJUNGA L.L.C., a Delaware limited liability company
VRB AVIV, L.L.C., a Delaware limited liability company
WASHINGTON-OREGON ASSOCIATES, L.L.C., an Illinois limited liability company
WHEELER HEALTHCARE ASSOCIATES, L.L.C., a Texas limited liability company
WILLIS TEXAS AVIV, L.L.C., a Delaware limited liability company
YUBA AVIV, L.L.C., a Delaware limited liability company

By:	AVIV FINANCING I, L.L.C., a Delaware limited liability company, its sole member

By:	/s/ Craig M. Bernfield
Name:	Craig M. Bernfield
Its:	Authorized Representative

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[AVIV – SIGNATURE PAGE TO CONSENT UNDER CREDIT AGREEMENT]

Signature Page to Consent under Credit Agreement

ADMINISTRATIVE AGENT and LENDERS:	GENERAL ELECTRIC CAPITAL CORPORATIOIN, as Administrative Agent and as a Lender

By:	/s/ David Harper
Name:	David Harper
Title:	Duly Authorzied Signatory

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[AVIV – SIGNATURE PAGE TO CONSENT UNDER CREDIT AGREEMENT]

Signature Page to Consent under Credit Agreement

FIFTEENTH INVESTMENT HFS LIMITED, as a Lender

By:	/s/ David Harper
Name:	David Harper
Title:	Duly Authorzied Signatory

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[AVIV – SIGNATURE PAGE TO CONSENT UNDER CREDIT AGREEMENT]

Signature Page to Consent under Credit Agreement

BANK OF OKLAHOMA, NA, as a Lender

By:	/s/ Jessica Johnson
Name:	Jessica Johnson
Title:	Vice President

[AVIV – SIGNATURE PAGE TO CONSENT UNDER CREDIT AGREEMENT]